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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Paulson Capital Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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PAULSON CAPITAL CORP.

May 10, 2002

Dear Stockholder:

        The 2002 Annual Meeting of Stockholders of Paulson Capital Corp. (the "Company") will be held at the Company's headquarters, 811 SW Naito Parkway, Portland, Oregon 97204 in the third-floor conference room on Thursday, June 13, 2002 at 2:00 p.m. (PDT).

        The attached material includes the Notice of Annual Meeting and the Proxy Statement, which describes the business to be transacted at the meeting. We ask that you give them your careful attention.

        As in the past, we will be reporting on your Company's activities and you will have an opportunity to ask questions about its operations.

        We hope that you are planning to attend the Annual Meeting personally, and we look forward to seeing you. It is important that your shares be represented at the meeting whether or not you are able to attend in person. Accordingly, the return of the enclosed proxy as soon as possible will be greatly appreciated and will ensure that your shares are represented at the Annual Meeting. If you do attend the Annual Meeting, you may, of course, withdraw your proxy if you wish to vote in person.

        On behalf of the Board of Directors of Paulson Capital Corp., I would like to thank you for your continued support and confidence.

Sincerely,

Chester L.F. Paulson Chairman of the Board

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD

June 13, 2002

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Paulson Capital Corp. (the "Company") will be held at the Company's headquarters, 811 SW Naito Parkway, Portland, Oregon in the third-floor conference room on Thursday, June 13, 2002 at 2:00 p.m. (PDT) for the following purposes:

1.
To elect seven Directors whose term of office will expire in 2003.

2.
To transact any other business that properly comes before the Annual Meeting and any adjournments thereof.

        Holders of Common Stock of record as of the close of business on May 10, 2002 are entitled to receive notice of and vote at the Annual Meeting.

        It is important that your shares be represented at the Annual Meeting. For that reason, we ask that you promptly sign, date and mail the enclosed proxy card in the return envelope provided. Stockholders who attend the Annual Meeting may revoke their proxies and vote in person.

By order of the Board of Directors

Jacqueline M. Paulson Secretary

Portland, Oregon
May 10, 2002

PAULSON CAPITAL CORP.
811 SW Naito Parkway
Portland, Oregon 97204

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
JUNE 13, 2002

        This Proxy Statement and the accompanying Notice of Annual Meeting and form of proxy are being furnished to the stockholders of Paulson Capital Corp. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 2002 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held in the third-floor conference room of the Company's headquarters, 811 SW Naito Parkway, Portland, Oregon on Thursday, June 13, 2002 at 2:00 p.m. (PDT) and any adjournments thereof. These proxy materials are being mailed on or about May 10, 2002 to holders of record on May 10, 2002 of the Company's Common Stock.

The Company

        The Company, which was incorporated under the laws of the state of Oregon in 1970, is a holding company which, through its wholly owned subsidiary, Paulson Investment Company, Inc. ("PIC"), engages in a full service brokerage business, including the purchase and sale of securities from and to the public and for its own account and in investment banking activities.

Voting Securities

        Holders of record at the close of business on May 10, 2002 of the Company's Common Stock, no par value, ("Common Stock") are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. Each outstanding share of Common Stock entitles the holder to one vote. The Company's Articles of Incorporation do not provide for cumulative voting.

        On May 10, 2002, 3,158,562 shares of Common Stock were outstanding. The presence in person or by proxy at the Annual Meeting of the holders of a majority of these shares constitutes a quorum.

Revocability of Proxies

        A proxy may be revoked by a stockholder prior to its exercise by written notice to the Secretary of the Company, by submission of another proxy bearing a later date or by voting in person at the Annual Meeting. Such notice or later proxy will not affect a vote on any matter taken prior to the receipt thereof by the Company. The mere presence at the Annual Meeting of the stockholder appointing the proxy will not revoke the appointment. If not revoked, the proxy will be voted at the Annual Meeting in accordance with the instructions indicated on the proxy by the stockholder or, if no instructions are indicated, will be voted FOR the slate of directors.

Solicitation

        All expenses of the Company in connection with this solicitation will be borne by the Company. In addition to solicitation by mail, proxies may be solicited by directors, officers and other employees of the Company and its subsidiary by telephone, telex, fax, in person or otherwise without additional compensation. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy material to the beneficial owners of shares held of record by such persons and will reimburse such persons for their reasonable out-of-pocket expenses in forwarding such material.

STOCK OWNERSHIP OF PRINCIPAL OWNERS AND MANAGEMENT

        The following table provides information concerning persons known to the Company to be the beneficial owners of more than 5 percent of the Company's outstanding Common Stock as of March 31, 2002, and sets forth the number of shares of Common Stock beneficially owned by each director, each Named Executive, as defined in the Executive Compensation table below, of the Company and by all directors of the Company and executive officers of the Company or PIC as a group:

Name and Address of Beneficial Owner(1)	Shares Beneficially Owned(2)		Percent of Outstanding Shares Beneficially Owned
Chester L.F. and Jacqueline M. Paulson(3)	1,563,977	(4)	49.1%
Steven Kleemann	372,900	(5)	11.8%
Charles P.A. and Amy Paulson	269,549	(6)	8.5%
Paul Shoen	20,627	(7)	0.7%
Glen Davis	17,000	(8)	0.5%
Shannon P. Pratt	10,000	(9)	0.3%
John Westergaard	5,000	(10)	0.2%
Scott Weber	51,752	(11)	1.6%
Lorraine Maxfield	10,100	(12)	0.3%
Harry Striplin	27,000	(13)	0.9%
All Directors and Executive Officers as a group (13 persons)	2,102,061	(14)	64.0%

(1)
The address for all shareholders is 811 SW Naito Parkway, Suite 200, Portland, OR 97204; except for Charles P.A. and Amy Paulson whose address is 1000 SW Broadway, #1660, Portland, Oregon 97203.

(2)
"Shares beneficially owned" include securities over which the person has or shares the power to vote or to direct investment, or in which the person has the right to acquire beneficial ownership within 60 days through the exercise of any option, warrant, or right of conversion of a security or otherwise, including, but not limited to, vested options issued under the Company's 1999 Stock Option Plan exercisable within 60 days of March 31, 2002.

(3)
Chester L.F. and Jacqueline M. Paulson own shares as joint tenants.

(4)
Includes options to purchase 14,000 shares held each by Chester and Jacqueline Paulson exercisable within 60 days of March 31, 2002 and 30,000 shares each held in their individual retirement accounts, and the balance of their shares are held in the name of Paulson Family LLC.

(5)
Includes options to purchase 3,000 shares exercisable within 60 days of March 31, 2002.

(6)
Charles P.A. and Amy Paulson own 265,149 shares as joint tenants. The Paulsons disclaim beneficial ownership for the remaining shares that are owned by their son, John Paulson.

(7)
Includes options to purchase 5,000 shares exercisable within 60 days of March 31, 2002.

(8)
Includes options to purchase 17,000 shares exercisable within 60 days of March 31, 2002.

(9)
Includes options to purchase 5,000 shares exercisable within 60 days of March 31, 2002.

(10)
Includes options to purchase 5,000 shares exercisable within 60 days of March 31, 2002.

(11)
Includes options to purchase 15,000 shares exercisable within 60 days of March 31, 2002.

(12)
Includes options to purchase 10,000 shares exercisable within 60 days of March 31, 2002.

(13)
Includes options to purchase 15,000 shares exercisable within 60 days of March 31, 2002.

(14)
Includes options to purchase 126,000 shares exercisable within 60 days of March 31, 2002.

EXECUTIVE COMPENSATION

        The Company's compensation structure consists of base salary and cash bonuses as well as potential long-term compensation through profit sharing and stock options. These components are administered with the goal of providing total compensation that is competitive in the marketplace, rewards successful financial performance and aligns executive officers' interest with those of stockholders.

        Bonus amounts are based upon a percentage fixed by the Board of Directors of a bonus pool based upon PIC's profits, if any. For 2002, the Board has authorized 15 percent of PIC's pretax income up to $1 million and 10 percent of pretax income thereafter to be placed into the bonus pool. For 1999, the bonus pool calculation was $1,354,336, but the Board of Directors reduced actual bonus payments to officers and directors to $1,050,000. For 2000, the bonus pool calculation was $447,078, but the Board of Directors reduced actual bonus payments to officers and directors to $400,000. For 2001, the bonus pool calculation was $1,277,058, but the Board of Directors reduced the bonus pool to $550,000.

        Retirement benefits for employees of the Company, who have completed certain service requirements, are provided by a defined contribution profit-sharing plan. The profit-sharing plan provides for annual contributions at the discretion of PIC's Board of Directors that are allocated to participants' accounts in proportion to their compensation. Of the amount allocated to an individual, 20 percent, 40 percent, 60 percent, 80 percent and 100 percent is vested after two, three, four, five and six years of service, respectively. In the event of death, retirement at or after age 59, or termination of employment because of disability, the participant immediately becomes entitled to 100 percent of his or her account. Contributions to the profit-sharing plan for the years ended December 31, 2001 and 2000 were $400,000 and $300,000, respectively. No portion of the Company's contributions to the profit-sharing plan became vested during fiscal 2001 with respect to any executive officer or director. Retirement benefits are based on the investment performance of each participant's account under the profit-sharing plan.

        PIC has a key employee stock purchase plan. Under the stock purchase plan, PIC will match funds (up to $25,000) committed by key employees for the purchase of shares of the Company's common stock. The committed and matching funds will be used by PIC to purchase stock of the Company in the open market or by negotiated transactions. One half of the shares will be resold to the participating employee and one half of the shares will be transferred to the employee for no cash consideration. The named participants, the number of shares purchased in the open market and the amount of matching funds will be at the discretion of the Board of Directors of PIC. No participants were named and no purchases of common stock under the stock purchase plan were made during 2001 or 2000.

        The Company has a 1999 Stock Option Plan (the "Option Plan"). The Option Plan provides for the grant of incentive options and nonqualified options. Stock options are granted under the Option Plan both to reward past performance and to motivate future performance. The term and conditions of stock options granted under the Option Plan are determined by the Board of Directors. Under the Option Plan, a maximum of 500,000 shares of the Company's common stock may be issued. Unless otherwise determined by the Board of Directors, in the event the employment of any optionee by the Company or a subsidiary terminates by retirement or for any reason other than because of death or physical disability, the term of any exercisable option shall end not later than three months after the date of the termination of employment.

SUMMARY COMPENSATION TABLE

        The following table sets forth certain information concerning the compensation for services in all capacities to the Company and its subsidiary for the fiscal years ended December 31, 2001, 2000 and 1999 of those persons who were, at December 31, 2001, the Chief Executive Officer of the Company

and the four other most highly compensated executive officers of the Company in 2001 (the "Named Executives").

Long Term Compensation
All Other Compensation
	Annual Compensation			Securities Underlying Options (# Shares)
Name and Principal Position
	Year	$ Salary(1)	$ Bonus		$ (2)(3)
Chester L.F. Paulson, President	2001 2000 1999	397,734 1,040,857 351,621	60,000 45,000 175,000	— — 14,000	21,596 2,788,206 30,000
Glen Davis, President of PIC	2001 2000 1999	181,016 482,377 320,512	60,000 45,000 125,000	— — 14,000	21,596 14,056 30,000
Scott Weber, Senior VP, Trading	2001 2000 1999	247,878 381,322 324,735	40,000 30,000 75,000	— — 12,000	21,596 14,056 30,000
Lorraine Maxfield, Senior VP, Research	2001 2000 1999	63,934 59,173 52,610	20,000 15,000 35,000	— — 7,000	60,553 1,024,292 138,044
Harry Striplin, Senior VP, Compliance	2001 2000 1999	70,146 71,023 67,288	40,000 30,000 75,000	— — 12,000	14,047 12,285 14,706

(1)
Mr. Paulson is not paid any salary. The amounts included in the Salary column for Mr. Paulson consist of amounts paid contingent upon the completion of PIC's corporate finance transactions and a percentage of the profit in PIC's investment account. Salary for Mr. Davis includes retail commissions from Mr. Davis's service as a registered representative of PIC as well as a salary of $38,669 in 2001, $37,800 in 2000 and $36,000 in 1999. The amounts included in Salary for Mr. Weber include retail commissions from his service as a registered representative of PIC and a percent of trading profit as well as a base salary of $40,714 in 2001, $20,988 in 2000, and $19,980 in 1999. Salary for Ms. Maxfield includes amounts paid contingent upon the completion of PIC's corporate finance transactions and retail commissions for her service as a registered representative of PIC as well as a base salary of $36,436 in 2001, $36,550 in 2000, and $34,958 in 1999. Salary for Mr. Striplin includes retail commissions for his service as a registered representative of PIC as well as a base salary of $69,296 in 2001, $69,144 in 2000, and $66,929 in 1999.

(2)
Amounts shown for 2001 include: (i) contributions of $1,500 for each of the Named Executives relating to PIC's match of employee contributions of $1,500 to PIC's 401 (k) retirement plan, and (ii) contributions of $20,096 for each of Mr. Paulson, Mr. Davis, and Mr. Weber, a contribution of $15,053 for Ms. Maxfield and a contribution of $12,547 for Mr. Striplin. Amounts shown for 2000 include (i) contributions of $1,500 for each of the Named Executives relating to PIC's match of employee contributions of $1,500 pursuant to PIC's 401(k) retirement plan, and (ii) contributions of $12,556 for each of Mr. Paulson, Mr. Davis, Mr. Weber and Ms. Maxfield and $10,785 for Mr. Striplin to PIC's tax qualified profit sharing plan. Amounts shown for 1999 include: (i) a contribution of $1,500 for Mr. Striplin relating to PIC's match of employee contributions pursuant to PIC's 401(k) retirement plan, and (ii) contributions of $30,000 for each of Mr. Paulson, Mr. Davis, Mr. Weber and Ms. Maxfield and $13,206 for Mr. Striplin to PIC's tax qualified profit sharing plan.

(3)
Underwriter warrants are received by PIC upon the completion of corporate finance transactions for its clients. Any amounts representing the net gain received from the exercise of underwriter warrants allocated to Mr. Paulson and Ms. Maxfield, based upon the difference in the price of the security on the date of the exercise of the warrant and the exercise price of the warrant, are included in the table above. In 2001, there was no net gain for Mr. Paulson and a net gain of $44,000 for Ms. Maxfield. In 2000, the net gain for Mr. Paulson was $2,774,150 and for Ms. Maxfield was $1,010,236. There was no net gain in 1999 for Mr. Paulson and a net gain of $108,044 for Ms. Maxfield.

STOCK OPTION GRANTS IN LAST FISCAL YEAR

        No stock options were granted to the Named Executives pursuant to the Company's 1999 Stock Option Plan during the year ended December 31, 2001.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

        Shown below is information with respect to the unexercised options to purchase the Company's common stock granted under the Company's 1999 Stock Option Plan to the Named Executives. None of the Named Executives exercised any stock options during 2001.

	Number of Shares Underlying Unexercised Options at FY-End		Value of Unexercised In-the-Money Options at FY-End(1)
Name
	Exercisable	Unexercisable	Exercisable	Unexercisable
Chester Paulson	14,000	0	$32,375	0
Glen Davis	14,000	0	$32,375	0
Scott Weber	12,000	0	$27,750	0
Lorraine Maxfield	7,000	0	$16,188	0
Harry Striplin	12,000	0	$27,750	0

(1)
The amounts reflected are based on a closing price of the Company's common stock, as reported on the Nasdaq stock market, as of December 31, 2001 ($6.75) minus the exercise price ($4.4375), multiplied by the number of shares underlying the options.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

        The Board of Directors has nominated and recommends the election of each of the nominees set forth below in the table as a director to serve until the next Annual Meeting of Stockholders or until his or her successor is duly elected and qualified. Each nominee is currently a director of the Company.

DIRECTORS AND EXECUTIVE OFFICERS

Name, Age, Public Directorships and Principal Occupations During Past Five Years	Director Since
Nominees:
Chester L.F. Paulson, Age 65 Chairman of the Board; President of the Company; Director of Corporate Finance of PIC	1970
Jacqueline M. Paulson, Age 62 Secretary-Treasurer of the Company; Secretary-Treasurer of PIC	1976
Glen Davis, Age 46 President of PIC since 2/98 (Senior Vice President of PIC prior to 2/98)	1999
Steve Kleemann, Age 61 Private investor	2001
Shannon P. Pratt, Age 68 Managing Director, Founder—Willamette Management Associates, a business valuation firm	1998
Paul Shoen, Age 45 Chairman of the Board of Directors and Chief Executive Officer of Panetechnicon Aviation, an operator and lessor of aircraft; private investor; Director —AMERCO, the parent company of U-Haul Trucking Rental, from 2/97 to 8/98	1998
John Westergaard, Age 70 Publisher/Editor of Westergaard Online Systems, Inc., an Internet publisher of financial "webzines"	1998
Other Executive Officers:	Employee Since
Trent Davis, Age 34 Senior Vice President, Syndicate/National Sales (Vice President/Syndicate prior to 6/01)	1996
Lorraine Maxfield, Age 51 Senior Vice President, Research	1983
Tracy Parker, Age 39 Senior Vice President, Syndicate/Management (Vice President/Syndicate prior to 6/01)	1986
Carol Rice, Age 51 Senior Vice President, Accounting	1975
Harry Striplin, Age 44 Senior Vice President, Compliance	1991
Scott Weber, Age 42 Senior Vice President, Trading	1982

        If any nominee becomes unable or unwilling to accept nomination or election, it is intended that the persons named in the enclosed proxy will vote the shares that they represent for the election of a nominee designated by the Board of Directors, unless the Board reduces the number of directors.

        If a quorum of shareholders is present at the Annual Meeting, the seven nominees for election as directors who receive the greatest number of votes cast at the meeting will be elected directors.

        Chester L.F. Paulson and Jacqueline M. Paulson are husband and wife.

        Two companies affiliated with John Westergaard, Westergaard.com, Inc. ("WCI") and its wholly owned subsidiary Westergaard Broadcasting Network.com, Inc. ("WBN"), are each subject to court orders enjoining them from violating Section 17(b) of the Securities Act of 1933 (the "Act") by describing a security, though not purporting to be offering such security for sale, for consideration received or to be received without disclosing the receipt of such consideration and its amount. These orders were issued pursuant to a complaint filed by the Securities and Exchange Commission against Mr. Westergaard, WCI and WBN alleging that they violated Section 17(b) of the Act by disseminating favorable information regarding certain small-cap, publicly traded companies without adequately disclosing that the companies were paying for such coverage. Consent decrees neither admitting to nor denying violations of Section 17(b) of the Securities Act of 1933 were entered into in October 2000 and August 2001 with the Securities and Exchange Commission by John Westergaard and two affiliated companies, Westergaard.com, Inc. and WBN.

ADDITIONAL INFORMATION CONCERNING THE BOARD OF DIRECTORS

Board and Committee Meetings

        The Board of Directors held three meetings during 2001 and the audit committee held two meetings. Each current director attended, in person or by teleconference, at least 75 percent of the aggregate of (i) the total number of meetings of the Board, and (ii) the number of meetings held by all the committees of the Board on which he or she served.

        The Board of Directors has an audit committee. The audit committee reviews and makes recommendations to the Board of Directors concerning our internal accounting procedures, reviews and consults with our independent accountants on the accounting principles and auditing practices used for its financial statements and makes recommendations to the Board of directors concerning the engagement of independent accountants and the scope of the audit to be undertaken by the accountants. The current members of the audit committee are Mr. Westergaard, Dr. Pratt and Mr. Shoen.

        The Board of Directors does not have executive, compensation or nominating committees.

Compensation of Directors

        Through 1999, the Company paid its directors and certain officers invited to the meetings of the Board of Directors $500 per meeting, up to a maximum of six meetings per year, payable in Common Stock of the Company based upon the stock price on the day prior to the meeting. This arrangement also covered participants at meetings of the Board of Directors of any subsidiary of the Company. Seven members of the Board of Directors, two officers of PIC and one non-officer director of PIC were issued a total of 1,783 shares in 1999 (1,020 shares at $4.875 and 763 at $4.625). Messrs. Paulson and Davis and Ms. Paulson each received 211 shares and directors and executive officers as a group received 1,477 shares. With the adoption of the 1999 Stock Option Plan, the Company did not issue stock with respect to directors' meetings in 2001 or 2000 and does not anticipate issuing stock with respect to directors' meetings in future years.

AUDIT COMMITTEE REPORT*

        The Audit Committee operates pursuant to a written charter, a copy of which is attached to this Proxy Statement as Appendix A. In connection with our audited financial statements for 2001, the Audit Committee (1) reviewed and discussed the audited financial statements with management; (2) discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61; and (3) received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 and discussed with the independent auditors their independence. Based upon these reviews and discussions, the Audit Committee has recommended to the Board of Directors, and the Board of Directors has approved, that our audited financial statements be included in our Annual Report on Form 10-KSB for the year ended December 31, 2001 for filing with the Securities and Exchange Commission.

        The Board of Directors and the audit committee believe that the Audit Committee's current member composition satisfies the rule of the National Association of Securities Dealers, Inc. ("NASD") that governs audit committee composition, including the requirement that audit committee members all be "independent directors" as that term is defined by NASD Rule 4200(a)(14).

AUDIT COMMITTEE
Shannon P. Pratt Paul Shoen John Westergaard

*
The report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under either the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (together, the "Acts"), except to the extent that the Company specifically incorporates such report by reference; and further, such report shall not otherwise be deemed filed under the Acts.

INDEPENDENT PUBLIC ACCOUNTANTS

        Grant Thornton LLP was the independent auditors for the Company for the year ended December 31, 2001 and has been selected to serve as the independent auditors for the Company for 2002. Representatives of Grant Thornton LLP will be at the Annual Meeting and will be available to respond to appropriate questions. They do not plan to make any statement but will have the opportunity to make a statement if they wish.

Principal Accounting Firm Fees

        The Company incurred the following fees for services performed by our principal accounting firm, Grant Thornton LLP, in 2001:

Audit fees	$55,580	(1)
Financial information systems design and implementation fees	$0	(2)
All other fees	$60,110	(2)(3)
Total	$115,690
(1)
Fees for the audit of our annual financial statements for 2001 and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB for the fiscal year ended December 31, 2001 were $55,580, of which an aggregate amount of $4,200 has been billed through December 31, 2001.

(2)
The Audit Committee has considered whether the provision of the services covered by these fees is compatible with maintaining the principal accountant's independence and has determined that it is.

(3)
Represents the aggregate fees billed for all other services rendered by Grant Thornton LLP for 2001. All work performed on the Company's financial statements was completed by Grant Thornton employees.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors, and persons who own more than 10 percent of the common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Executive officers, directors, and beneficial owners of more than 10 percent of the common stock are required by SEC regulation to furnish the Company with copies of all section 16(a) reports they file. Based solely on a review of such reports received by the Company and on written representations from certain reporting persons that they have complied with the relevant filing requirements, the Company believes that all section 16(a) filing requirements applicable to its executive officers and directors have been complied with.

OTHER MATTERS

Discretionary Authority

        Although the Notice of Annual Meeting of Shareholders provides for transaction of any other business that properly comes before the meeting, the Board of Directors has no knowledge of any matters to be presented at the meeting other than the matters described in this Proxy Statement. The enclosed proxy, however, gives discretionary authority to the proxy holders to vote in accordance with their judgment if any other matters are presented.

Shareholder Proposals

        Any shareholder proposal to be considered for inclusion in proxy materials for the Company's 2003 Annual Meeting must be received at the principal executive offices of the Company no later than January 10, 2003. To be eligible for inclusion in the 2003 proxy materials of the Company, proposals must conform to the requirements set forth in Regulation 14A under the Securities Exchange Act of 1934.

ADDITIONAL INFORMATION

        Upon the receipt of a written request from any stockholder, the Company will mail, at no charge to the stockholder, a copy of the Company's Annual Report on Form 10-KSB, including the financial statements and schedules required to be filed with the Securities and Exchange Commission pursuant to Rule 13a-1 under the Securities Exchange Act of 1934, for the Company's most recent fiscal year. Written requests for such Report should be directed to:

    Jacqueline M. Paulson, Secretary
    Paulson Capital Corp.
    811 SW Naito Parkway, Suite 200
    Portland, Oregon 97204

        You are urged to sign and return your proxy promptly in the enclosed return envelope to make certain your shares will be voted at the Annual Meeting.

By order of the Board of Directors
Jacqueline M. Paulson Secretary

Portland, Oregon
May 10, 2002

Appendix B

Paulson Capital Corp.

Audit Committee Charter

        The Audit Committee is appointed by the Board of Directors to assist the Board in monitoring the integrity of the financial statements of the Company and the independence and performance of the Company's external auditors. The Audit Committee has the responsibilities and powers set forth in this Charter, but it is the responsibility of management of the Company and the independent auditor, not the Audit Committee, to plan or conduct audits and to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles and other applicable standards. It is not the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations.

        The members of the Audit Committee shall meet the independence and experience requirements of the Nasdaq Stock Market or of any exchange on which the Company's securities are listed for trading.

        The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside legal counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

        The Audit Committee shall:

  1.
  Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board.

  2.
  Meet periodically, but no less than once per year, with management and the independent auditor to:

  (a)
  Review the annual audited financial statements, including major issues regarding accounting and auditing principles and practices and the adequacy of internal controls that could significantly affect the Company's financial statements.

  (b)
  Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

  (c)
  Review the Company's major financial risk exposures and the steps management has taken to monitor and control the exposures.

  (d)
  Obtain reports from management and the independent auditor as to whether the Company and its subsidiaries are in conformity with applicable legal requirements.

  (e)
  Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor or management.

  3.
  Review with management and the independent auditor the Company's quarterly financial statements prior to the release of quarterly earnings.

  4.
  Evaluate the performance of the independent auditor and recommend to the Board the appointment or replacement of the independent auditor. Receive confirmation from the independent auditor of its understanding that it is ultimately accountable to the Audit Committee and the Board.

  5.
  Approve the fees to be paid to the independent auditor.

  6.
  Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

  7.
  Receive periodic reports from the independent auditor regarding the auditor's independence, discuss these reports with the auditor, and, if so determined by the Audit Committee, recommend that the Board take appropriate action to ensure the independence of the auditor. Review and approve requests for any significant management consulting engagements to be performed by the independent auditor.

  8.
  Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

  9.
  Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. This review should include a discussion of any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

  10.
  Review the internal audit function of the Company, including the independence and authority of its reporting obligations, and the qualification of the Company's internal audit staff. Meet with the Company's internal audit department representative to review the plan and scope of work of the internal audit staff and to monitor the progress of the plan.

  11.
  Prepare the report of the Audit Committee required by the rules of the Securities and Exchange Commission to be included in the Company's proxy statement for its Annual Meeting of shareholders.

  12.
  Review with the Company's general counsel, or other management personnel if there is no general counsel, legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

  13.
  Meet at least annually with the chief financial officer and the independent auditor in separate sessions.

  14.
  Perform any other oversight or special investigative functions delegated by the Board of Directors.

  15.
  Make regular reports to the Board.

PAULSON CAPITAL CORP.—REVOCABLE PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE
BOARD OF DIRECTORS OF PAULSON CAPITAL CORP.

        THE UNDERSIGNED stockholder(s) of PAULSON CAPITAL CORP. (the "Company"), 811 SW Naito Parkway, Portland, Oregon 97204, hereby appoints Chester L.F. Paulson and Jacqueline M. Paulson as their designees and each of them, with full powers of substitution, proxies of the undersigned to cast all votes which undersigned would be entitled to vote at the Annual Meeting of Stockholders of the Company, to be held June 13, 2002 at 2:00 p.m. (PDT) in the third-floor conference room at the Company's offices, and all adjournments thereof, with all powers undersigned would possess if personally present, and particularly (without limiting the generality of the foregoing) to vote and act.

Item 1. Election of Directors. List of Nominees: Chester L.F. Paulson, Jacqueline M. Paulson, Glen Davis, Steve Kleemann, Shannon P. Pratt, Paul F. Shoen, John Westergaard

☐ For all nominees        ☐ Withhold all nominees
☐ Withhold nominees indicated:

        The Board of Directors recommends a vote FOR all nominees.

        The Company knows of no other business to come before the meeting. The Proxy Holders intend to vote FOR the directors unless this proxy is marked to the contrary. If any other business comes before the meeting, this Proxy will be voted in accordance with the judgment of the Proxy Holders. This Proxy will be used only at the June 13, 2002 Annual Meeting or any adjournment(s) thereof.

        Undersigned hereby acknowledge(s) receipt of the accompanying Notice of Annual Meeting and Proxy Statement dated May 10, 2002 prior to signing this Proxy. Please sign, date and return this proxy in the envelope provided. PLEASE SIGN EXACTLY AS SHOWN ON THIS PROXY. ONLY ONE SIGNATURE IS NEEDED FOR JOINT OWNERSHIP.

Date	Signature	Signature

QuickLinks

PAULSON CAPITAL CORP.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD June 13, 2002
PAULSON CAPITAL CORP. 811 SW Naito Parkway Portland, Oregon 97204 PROXY STATEMENT ANNUAL MEETING OF STOCKHOLDERS JUNE 13, 2002
STOCK OWNERSHIP OF PRINCIPAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
STOCK OPTION GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
PROPOSAL NO. 1 ELECTION OF DIRECTORS
DIRECTORS AND EXECUTIVE OFFICERS
ADDITIONAL INFORMATION CONCERNING THE BOARD OF DIRECTORS
AUDIT COMMITTEE REPORT
INDEPENDENT PUBLIC ACCOUNTANTS
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER MATTERS
ADDITIONAL INFORMATION
Appendix B Paulson Capital Corp. Audit Committee Charter
PAULSON CAPITAL CORP.—REVOCABLE PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PAULSON CAPITAL CORP.
  Item 1. Election of Directors. List of Nominees: Chester L.F. Paulson, Jacqueline M. Paulson, Glen Davis, Steve Kleemann, Shannon P. Pratt, Paul F. Shoen, John Westergaard